Exhibit 99.1
Herman Miller, Inc. Supplemental Financial Data
Revised Quarterly Segment Data for the quarterly periods within each of the fiscal years ended May 30, 2020 and May 29, 2021
(Unaudited) ($ in millions)

I.Segment Information

The tables below summarize, for the periods indicated, the revised reportable segments and the other supplemental data of Herman Miller, Inc.

A.Quarterly Segment Data for Fiscal 2021

	Three Months Ended								Twelve Months Ended
	August 29, 2020		November 28, 2020		February 27, 2021		May 29, 2021		May 29, 2021
Americas Contract
Net Sales	$370.1	100.0%	$347.2	100.0%	$290.7	100.0%	$293.3	100.0%	$1,301.3	100.0%
Gross Margin (1)	$139.0	37.6%	$123.6	35.6%	$99.6	34.3%	$84.4	28.8%	$446.7	34.3%
Operating Expenses (1)	$81.1	21.9%	$84.5	24.3%	$85.0	29.2%	$104.3	35.6%	$355.0	27.3%

Operating Earnings	$57.9	15.6%	$39.1	11.3%	$14.6	5.0%	$(19.9)	(6.8)%	$91.7	7.0%
International Contract
Net Sales	$94.0	100.0%	$101.5	100.0%	$98.0	100.0%	$106.0	100.0%	$399.5	100.0%
Gross Margin	33.3	35.4%	35.2	34.7%	33.6	34.3%	33.8	31.9%	135.9	34.0%
Operating Expenses	17.1	18.2%	22.3	22.0%	22.6	23.1%	25.4	24.0%	87.4	21.9%

Operating Earnings (1)	$16.2	17.2%	$12.9	12.7%	$11.0	11.2%	$8.4	7.9%	$48.5	12.1%
Global Retail
Net Sales	$162.7	100.0%	$177.6	100.0%	$201.8	100.0%	$222.2	100.0%	$764.3	100.0%
Gross Margin	77.7	47.8%	85.4	48.1%	97.7	48.4%	105.8	47.6%	366.6	48.0%
Operating Expenses (1)	46.2	28.4%	56.1	31.6%	57.8	28.6%	63.4	28.5%	223.6	29.3%

Operating Earnings (1)	$31.5	19.4%	$29.3	16.5%	$39.9	19.8%	$42.4	19.1%	$143.0	18.7%
Knoll
Net Sales	$—	n/a	$—	n/a	$—	n/a	$—	n/a	$—	n/a
Gross Margin	—	n/a	—	n/a	—	n/a	—	n/a	—	n/a
Operating Expenses	—	n/a	—	n/a	—	n/a	—	n/a	—	n/a

Operating Earnings	$—	n/a	$—	n/a	$—	n/a	$—	n/a	$—	n/a
Corporate
Operating Expenses	$10.2	—%	$10.3	—%	$10.4	—%	$21.7	—%	$52.6	—%
Operating Loss	$(10.2)		$(10.3)		$(10.4)		$(21.7)		$(52.6)
Herman Miller, Inc.
Net Sales	$626.8	100.0%	$626.3	100.0%	$590.5	100.0%	$621.5	100.0%	$2,465.1	100.0%
Gross Margin (1)	250.0	39.9%	244.2	39.0%	230.9	39.1%	224.0	36.0%	$949.2	38.5%
Operating Expenses (1)	154.6	24.7%	173.2	27.7%	175.8	29.8%	214.8	34.6%	$718.6	29.2%

Operating Earnings (1)	$95.4	15.2%	$71.0	11.3%	$55.1	9.3%	$9.2	1.5%	$230.6	9.4%

(1) The sum of the quarters does not equal the annual balance reflected in the 2021 issued Consolidated Statements of Comprehensive     Income due to rounding associated with the calculations on an individual quarter basis.

B. Quarterly Segment Data for Fiscal 2020

	Three Months Ended								Twelve Months Ended
	August 31, 2019		November 30, 2019		February 29, 2020		May 30, 2020		May 30, 2020
Americas Contract
Net Sales (1)	$503.0	100.0%	$493.4	100.0%	$451.2	100.0%	$296.6	100.0%	$1,744.3	100.0%
Gross Margin	$182.4	36.3%	$183.2	37.1%	$162.4	36.0%	$99.2	33.4%	$627.2	36.0%
Operating Expenses (1)	$108.4	21.6%	$111.3	22.6%	$102.8	22.8%	$142.7	48.1%	$465.1	26.7%

Operating Earnings (1)	$74.0	14.7%	$71.9	14.6%	$59.6	13.2%	$(43.5)	(14.7)%	$162.1	9.3%
International Contract
Net Sales	$83.7	100.0%	$84.0	100.0%	$103.6	100.0%	$74.6	100.0%	$345.9	100.0%
Gross Margin	29.6	35.4%	28.2	33.6%	34.0	32.8%	24.1	32.3%	115.9	33.5%
Operating Expenses	21.0	25.1%	21.5	25.6%	28.0	27.0%	45.8	61.4%	116.3	33.6%

Operating Earnings	$8.6	10.3%	$6.7	8.0%	$6.0	5.8%	$(21.7)	(29.1)%	$(0.4)	(0.1)%
Global Retail
Net Sales	$84.2	100.0%	$96.8	100.0%	$110.9	100.0%	$104.5	100.0%	$396.4	100.0%
Gross Margin	34.1	40.5%	44.1	45.6%	46.9	42.3%	42.5	40.7%	167.6	42.3%
Operating Expenses	44.4	52.7%	48.2	49.8%	51.7	46.6%	184.0	176.1%	328.3	82.8%

Operating Earnings	$(10.3)	(12.2)%	$(4.1)	(4.2)%	$(4.8)	(4.3)%	$(141.5)	(135.4)%	$(160.7)	(40.5)%
Knoll
Net Sales	$—	n/a	$—	n/a	$—	n/a	$—	n/a	$—	n/a
Gross Margin	—	n/a	—	n/a	—	n/a	—	n/a	—	n/a
Operating Expenses	—	n/a	—	n/a	—	n/a	—	n/a	—	n/a

Operating Earnings	$—	n/a	$—	n/a	$—	n/a	$—	n/a	$—	n/a
Corporate
Operating Expenses	$12.2	—%	$12.1	—%	$10.4	—%	$4.7	—%	$39.4	—%
Operating Loss	$(12.2)		$(12.1)		$(10.4)		$(4.7)		$(39.4)
Herman Miller, Inc.
Net Sales (1)	$670.9	100.0%	$674.2	100.0%	$665.7	100.0%	$475.7	100.0%	$2,486.6	100.0%
Gross Margin	246.1	36.7%	255.5	37.9%	243.3	36.5%	165.8	34.9%	$910.7	36.6%
Operating Expenses (1)	186.0	27.7%	193.1	28.6%	192.9	29.0%	377.2	79.3%	$949.1	38.2%

Operating Earnings (1)	$60.1	9.0%	$62.4	9.3%	$50.4	7.6%	$(211.4)	(44.4)%	$(38.4)	(1.5)%

(1) The sum of the quarters does not equal the annual balance reflected in the fiscal 2020 issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.

II. Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures that are not in accordance with, nor an alternative to, generally accepted accounting principles (GAAP) and may be different from non-GAAP measures presented by other companies. These non-GAAP financial measures are not measurements of our financial performance under GAAP and should not be considered an alternative to the related GAAP measurement. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of non-GAAP measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included within this presentation. The Company believes these non-GAAP measures are useful for investors as they provide financial information on a more comparative basis for the periods presented.

The non-GAAP financial measures referenced within this presentation include: Adjusted Earnings per Share, Pro Forma Earnings per Share, Adjusted Operating Earnings (Loss), Adjusted Gross Margin, and Organic Growth (Decline).

Adjusted Earnings (Loss) per Share represents reported diluted earnings per share excluding the impact from adjustments related to acquisition and integration charges, amortization of purchased intangibles, debt extinguishment charges, restructuring expenses and other special charges or gains, including related taxes. These adjustments are described further below.

Adjusted Operating Earnings (Loss) represents reported operating earnings plus acquisition and integration charges, amortization of purchased intangibles, debt extinguishment charges, restructuring expenses and other special charges. These adjustments are described further below.

Adjusted Gross Margin represents gross margin plus amortization of purchased intangibles and other special charges. These adjustments are described further below.

Organic Growth (Decline) represents the change in sales and orders, excluding currency translation effects and the impact of acquisitions.

Acquisition and Integration Charges: Costs related directly to the Knoll acquisition including legal, accounting and other professional fees as well as integration-related costs. Integration-related costs include severance, accelerated stock-based compensation expenses and other cost reduction efforts or reorganization initiatives.

Impairment Charges: Non-cash charges related to the impairment of goodwill, intangible assets and right of use assets.

Restructuring expenses: Include actions involving facilities consolidation and optimization, targeted workforce reductions, and costs associated with an early retirement program.

Special charges: Include certain costs arising as a direct result of COVID-19 and retroactive payments related to reinstated employee benefits.

Tax Related Items: We excluded the income tax benefit/provision effect of the tax related items from our non-GAAP measures because they are not associated with the tax expense on our ongoing operating results.

A.Reconciliation of Operating Earnings to Adjusted Operating Earnings by Segment for Fiscal 2021

	Three Months Ended								Twelve Months Ended
	August 29, 2020		November 28, 2020		February 27, 2021		May 29, 2021		May 29, 2021
Americas Contract
Net Sales	$370.1	100.0%	$347.2	100.0%	$290.7	100.0%	$293.3	100.0%	$1,301.3	100.0%
Gross Margin (1)	139.0	37.6%	123.6	35.6%	99.6	34.3%	84.4	28.8%	446.7	34.3%
Operating Expenses (1)	81.1	21.9%	84.5	24.3%	85.0	29.2%	104.3	35.6%	355.0	27.3%
Operating Earnings (Loss)	57.9	15.6%	39.1	11.3%	14.6	5.0%	(19.9)	(6.8)%	91.7	7.0%
Adjustments
Special Charges (1) (2)	0.3	0.1%	0.1	—%	—	—%	21.6	7.4%	0.3	—%
Restructuring	1.6	0.4%	0.8	0.2%	0.2	0.1%	1.2	0.4%	3.8	0.3%
Adjusted Operating Earnings	$59.8	16.2%	$40.0	11.5%	$14.8	5.1%	$2.9	1.0%	$95.8	7.4%
International Contract
Net Sales	$94.0	100.0%	$101.5	100.0%	$98.0	100.0%	$106.0	100.0%	$399.5	100.0%
Gross Margin	33.3	35.4%	35.2	34.7%	33.6	34.3%	33.8	31.9%	135.9	34.0%
Operating Expenses	17.1	18.2%	22.3	22.0%	22.6	23.1%	25.4	24.0%	87.4	21.9%
Operating Earnings (1)	16.2	17.2%	12.9	12.7%	11.0	11.2%	8.4	7.9%	48.5	12.1%
Adjustments
Special Charges (1)	1.0	1.1%	(0.3)	(0.3)%	—	—%	—	—%	0.8	0.2%
Restructuring	(2.8)	(3.0)%	1.6	1.6%	0.1	0.1%	—	—%	(1.1)	(0.3)%
Adjusted Operating Earnings (1)	$14.4	15.3%	$14.2	14.0%	$11.1	11.3%	$8.4	7.9%	$48.2	12.1%
Global Retail
Net Sales (1)	$162.7	100.0%	$177.6	100.0%	$201.8	100.0%	$222.2	100.0%	$764.3	100.0%
Gross Margin	77.7	47.8%	85.4	48.1%	97.7	48.4%	105.8	47.6%	366.6	48.0%
Operating Expenses (1)	46.2	28.4%	56.1	31.6%	57.8	28.6%	63.4	28.5%	223.6	29.3%
Operating Earnings (1)	31.5	19.4%	29.3	16.5%	39.9	19.8%	42.4	19.1%	143.0	18.7%
Adjustments
Special Charges (2)	0.1	0.1%	—	—%	—	—%	0.5	0.2%	—	—%
Restructuring	—	—%	—	—%	—	—%	—	—%	—	—%
Adjusted Operating Earnings	$31.6	19.4%	$29.3	16.5%	$39.9	19.8%	$42.9	19.3%	$143.0	18.7%
Knoll
Net Sales	$—	n/a	$—	n/a	$—	n/a	$—	n/a	$—	n/a
Gross Margin	—	n/a	—	n/a	—	n/a	—	n/a	—	n/a
Operating Expenses	—	n/a	—	n/a	—	n/a	—	n/a	—	n/a
Operating Earnings	$—	n/a	$—	n/a	$—	n/a	$—	n/a	$—	n/a
Corporate
Operating Expenses	$10.2	—%	$10.3	—%	$10.4	—%	$21.7	—%	$52.6	—%
Operating Loss	(10.2)	—%	(10.3)	—%	(10.4)	—%	(21.7)	—%	(52.6)	—%
Adjustments
Acquisition and Integration Charges	$—	—%	$—	—%	$—	—%	$11.0	—%	$11.0	—%
Adjusted Operating Loss	$(10.2)	—%	$(10.3)	—%	$(10.4)	—%	$(10.7)	—%	$(41.6)	—%
Herman Miller, Inc.
Net Sales	$626.8	100.0%	$626.3	100.0%	$590.5	100.0%	$621.5	100.0%	$2,465.1	100.0%
Gross Margin (1)	250.0	39.9%	244.2	39.0%	230.9	39.1%	224.0	36.0%	$949.2	38.5%
Operating Expenses (1)	154.6	24.7%	173.2	27.7%	175.8	29.8%	214.8	34.6%	$718.6	29.2%
Operating Earnings (1)	95.4	15.2%	71.0	11.3%	55.1	9.3%	9.2	1.5%	230.6	9.4%
Adjustments
Special Charges (1) (2)	$1.4	0.2%	$(0.2)	—%	$—	—%	$22.1	3.6%	$1.1	—%
Restructuring	(1.2)	(0.2)%	2.4	0.4%	0.3	0.1%	1.2	0.2%	2.7	0.1%
Acquisition and Integration Charges	—	—%	—	—%	—	—%	11.0	1.8%	11.0	0.4%
Adjusted Operating Earnings	$95.6	15.3%	$73.2	11.7%	$55.4	9.4%	$43.5	7.0%	$245.4	10.0%

(1) The sum of the quarters does not equal the annual balance reflected in the 2021 issued Consolidated Statements of Comprehensive     Income due to rounding associated with the calculations on an individual quarter basis.
(2) Retroactive payments related employee benefits that were suspended for a portion of fiscal year 2021, but reinstated in the fourth quarter were an adjustment to Earnings per Share in fourth quarter, but not for the full year.

B. Reconciliation of Operating Earnings to Adjusted Operating Earnings by Segment for Fiscal 2020

	Three Months Ended								Twelve Months Ended
	August 31, 2019		November 30, 2019		February 29, 2020		May 30, 2020		May 30, 2020
Americas Contract
Net Sales (1)	$503.0	100.0%	$493.4	100.0%	$451.2	100.0%	$296.6	100.0%	$1,744.3	100.0%
Gross Margin	$182.4	36.3%	$183.2	37.1%	$162.4	36.0%	$99.2	33.4%	$627.2	36.0%
Operating Expenses (1)	$108.4	21.6%	$111.3	22.6%	$102.8	22.8%	$142.7	48.1%	$465.1	26.7%
Operating Earnings (Loss) (1)	74.0	14.7%	71.9	14.6%	59.6	13.2%	(43.5)	(14.7)%	162.1	9.3%
Adjustments
Special Charges (1)	—	—%	0.2	—%	0.4	0.1%	6.8	2.3%	7.5	0.4%
Impairment	—	—%	—	—%	—	—%	43.2	14.6%	43.2	2.5%
Restructuring	1.6	0.3%	3.8	0.8%	1.4	0.3%	11.8	4.0%	18.7	1.1%
Adjusted Operating Earnings	$75.6	15.0%	$75.9	15.4%	$61.4	13.6%	$18.3	6.2%	$231.5	13.3%
International Contract
Net Sales	$83.7	100.0%	$84.0	100.0%	$103.6	100.0%	$74.6	100.0%	$345.9	100.0%
Gross Margin	29.6	35.4%	28.2	33.6%	34.0	32.8%	24.1	32.3%	115.9	33.5%
Operating Expenses	21.0	25.1%	21.5	25.6%	28.0	27.0%	45.8	61.4%	116.3	33.6%
Operating Earnings	8.6	10.3%	6.7	8.0%	6.0	5.8%	(21.7)	(29.1)%	(0.4)	(0.1)%
Adjustments
Special Charges (1)	—	—%	0.1	0.1%	5.0	4.8%	(2.2)	(2.9)%	2.9	0.8%
Impairment	—	—%	—	—%	—	—%	23.2	31.1%	23.2	6.7%
Restructuring (1)	0.2	0.2%	0.4	0.5%	0.4	0.4%	3.9	5.2%	4.8	1.4%
Adjusted Operating Earnings	$8.8	10.5%	$7.2	8.6%	$11.4	11.0%	$3.2	4.3%	$30.5	8.8%
Global Retail
Net Sales	$84.2	100.0%	$96.8	100.0%	$110.9	100.0%	$104.5	100.0%	$396.4	100.0%
Gross Margin	34.1	40.5%	44.1	45.6%	46.9	42.3%	42.5	40.7%	167.6	42.3%
Operating Expenses	44.4	52.7%	48.2	49.8%	51.7	46.6%	184.0	176.1%	328.3	82.8%
Operating Earnings	(10.3)	(12.2)%	(4.1)	(4.2)%	(4.8)	(4.3)%	(141.5)	(135.4)%	(160.7)	(40.5)%
Adjustments
Impairment	—	—%	—	—%	—	—%	139.0	133.0%	139.0	35.1%
Restructuring	—	—%	—	—%	1.7	1.5%	1.2	1.1%	2.9	0.7%
Adjusted Operating Earnings	$(10.3)	(12.2)%	$(4.1)	(4.2)%	$(3.1)	(2.8)%	$(1.3)	(1.2)%	$(18.8)	(4.7)%
Knoll
Net Sales	$—	n/a	$—	n/a	$—	n/a	$—	n/a	$—	n/a
Gross Margin	—	n/a	—	n/a	—	n/a	—	n/a	—	n/a
Operating Expenses	—	n/a	—	n/a	—	n/a	—	n/a	—	n/a
Operating Earnings	$—	n/a	$—	n/a	$—	n/a	$—	n/a	$—	n/a
Corporate
Operating Expenses	$12.2	—%	$12.1	—%	$10.4	—%	$4.7	—%	$39.4	—%
Operating Loss	(12.2)	—%	(12.1)	—%	(10.4)	—%	(4.7)	—%	(39.4)	—%
Adjustments
Special Charges (1)	$0.4	—%	$0.9	—%	$0.7	—%	$—	—%	$1.9	—%
Adjusted Operating Loss (1)	$(11.8)	—%	$(11.2)	—%	$(9.7)	—%	$(4.7)	—%	$(37.5)	—%
Herman Miller, Inc.
Net Sales (1)	$670.9	100.0%	$674.2	100.0%	$665.7	100.0%	$475.7	100.0%	$2,486.6	100.0%
Gross Margin	246.1	36.7%	255.5	37.9%	243.3	36.5%	165.8	34.9%	$910.7	36.6%
Operating Expenses (1)	186.0	27.7%	193.1	28.6%	192.9	29.0%	377.2	79.3%	$949.1	38.2%
Operating Earnings (1)	60.1	9.0%	62.4	9.3%	50.4	7.6%	(211.4)	(44.4)%	(38.4)	(1.5)%
Adjustments
Special Charges	$0.4	0.1%	$1.2	0.2%	$6.1	0.9%	$4.6	1.0%	$12.3	0.5%
Impairment	—	—%	—	—%	—	—%	205.4	43.2%	205.4	8.3%
Restructuring	1.8	0.3%	4.2	0.6%	3.5	0.5%	16.9	3.6%	26.4	1.1%
Adjusted Operating Earnings (1)	$62.3	9.3%	$67.8	10.1%	$60.0	9.0%	$15.5	3.3%	$205.7	8.3%

(1) The sum of the quarters does not equal the annual balance reflected in the 2020 issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.

C. Organic Sales Growth (Decline) by Segment

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Americas Contract
Net Sales, as reported	$370.1	$347.2	$290.7	$293.3	$1,301.3
% change from prior year	(26.4)%	(29.6)%	(35.6)%	(1.1)%	(25.4)%
Adjustments
Acquisitions	(7.1)	(3.5)	—	—	(10.6)
Currency Translation Effects	0.3	(0.1)	(0.3)	(2.1)	(2.2)
Net Sales, organic	$363.3	$343.6	$290.4	$291.2	$1,288.5
% change from prior year	(27.8)%	(30.4)%	(35.6)%	(1.8)%	(26.1)%

	Three Months Ended				Twelve Months Ended
	August 31, 2019	November 30, 2019	February 29, 2020	May 30, 2020	May 30, 2020
Net Sales, as reported	$503.0	$493.4	$451.2	$296.6	$1,744.3

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Global Retail
Net Sales, as reported	$162.7	$177.6	$201.8	$222.2	$764.3
% change from prior year	93.2%	83.5%	82.0%	112.6%	92.8%
Adjustments
Acquisitions	(26.0)	(32.3)	—	—	(58.3)
Currency Translation Effects	—	—	(2.8)	(3.7)	(6.5)
Net Sales, organic	$136.7	$145.3	$199.0	$218.5	$699.5
% change from prior year	62.4%	50.1%	79.4%	109.1%	76.5%

	Three Months Ended				Twelve Months Ended
	August 31, 2019	November 30, 2019	February 29, 2020	May 30, 2020	May 30, 2020
Net Sales, as reported	$84.2	$96.8	$110.9	$104.5	$396.4

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
International Contract
Net Sales, as reported	$94.0	$101.5	$98.0	$106.0	$399.5
% change from prior year	12.3%	20.8%	(5.4)%	42.1%	15.5%
Adjustments
Acquisitions	(13.5)	(15.5)	—	—	(29.0)
Currency Translation Effects	1.1	(1.4)	(5.3)	(7.4)	(13.0)
Net Sales, organic	$81.6	$84.6	$92.7	$98.6	$357.5
% change from prior year	(2.5)%	0.7%	(10.5)%	32.2%	3.4%

	Three Months Ended				Twelve Months Ended
	August 31, 2019	November 30, 2019	February 29, 2020	May 30, 2020	May 30, 2020
Net Sales, as reported	$83.7	$84.0	$103.6	$74.6	$345.9

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Herman Miller, Inc. Total
Net Sales, as reported	$626.8	$626.3	$590.5	$621.5	$2,465.1
% change from prior year	(6.6)%	(7.1)%	(11.3)%	30.6%	(0.9)%
Adjustments
Acquisitions	(46.6)	(51.3)	—	—	(97.9)
Currency Translation Effects	1.4	(1.5)	(8.4)	(13.2)	(21.7)
Net Sales, organic (1)	$581.6	$573.5	$582.1	$608.3	$2,345.5
% change from prior year	(13.3)%	(14.9)%	(12.6)%	27.9%	(5.7)%

	Three Months Ended				Twelve Months Ended
	August 31, 2019	November 30, 2019	February 29, 2020	May 30, 2020	May 30, 2020
Net Sales, as reported (1)	$670.9	$674.2	$665.7	$475.7	$2,486.6

(1) The sum of the quarters does not equal the annual balances reflect in the most recently issues Consolidated Statements of Comprehensive Income due to rounding associated with the calculation on an individual quarter basis.

D. Organic Orders Growth (Decline) by Segment

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Americas Contract
Orders, as reported	$302.9	$315.0	$272.0	$334.3	$1,224.2
% change from prior year	(40.7)%	(33.4)%	(38.5)%	0.2%	(30.4)%
Adjustments
Acquisitions	(4.4)	(3.0)	—	—	(7.4)
Currency Translation Effects	0.3	(0.1)	(0.3)	(2.6)	(2.7)
Orders, organic	$298.8	$311.9	$271.7	$331.7	$1,214.1
% change from prior year	(41.5)%	(34.1)%	(38.5)%	(0.6)%	(31.0)%

	Three Months Ended				Twelve Months Ended
	August 31, 2019	November 30, 2019	February 29, 2020	May 30, 2020	May 30, 2020
Orders, as reported	$510.7	$473.3	$442.1	$333.7	$1,759.8

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Global Retail
Orders, as reported	$163.2	$206.2	$201.1	$242.1	$812.6
% change from prior year	106.1%	100.8%	93.6%	85.4%	95.1%
Adjustments
Acquisitions	(28.2)	(35.5)	—	—	(63.7)
Currency Translation Effects	—	—	(3.0)	(4.0)	(7.0)
Orders, organic	$135.0	$170.7	$198.1	$238.1	$741.9
% change from prior year	70.5%	66.2%	90.7%	82.3%	78.2%

	Three Months Ended				Twelve Months Ended
	August 31, 2019	November 30, 2019	February 29, 2020	May 30, 2020	May 30, 2020
Orders, as reported (1)	$79.2	$102.7	$103.9	$130.6	$416.4

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
International Contract
Orders, as reported	$89.9	$108.5	$93.0	$113.0	$404.4
% change from prior year	3.6%	9.7%	(12.0)%	59.2%	11.6%
Adjustments
Acquisitions	(13.4)	(17.2)	—	—	(30.6)
Currency Translation Effects	1.1	(1.7)	(5.2)	(8.1)	(13.9)
Orders, organic	$77.6	$89.6	$87.8	$104.9	$359.9
% change from prior year	(10.6)%	(9.4)%	(16.9)%	47.7%	(0.7)%

	Three Months Ended				Twelve Months Ended
	August 31, 2019	November 30, 2019	February 29, 2020	May 30, 2020	May 30, 2020
Orders, as reported	$86.8	$98.9	$105.7	$71.0	$362.4

	Three Months Ended				Twelve Months Ended
	August 29, 2020	November 28, 2020	February 27, 2021	May 29, 2021	May 29, 2021
Herman Miller Inc, Total
Orders, as reported	$556.0	$629.7	$566.1	$689.4	$2,441.2
% change from prior year	(17.8)%	(6.7)%	(13.1)%	28.8%	(3.8)%
Adjustments
Acquisitions	(46.0)	(55.7)	—	—	(101.7)
Currency Translation Effects (1)	1.4	(1.8)	(8.5)	(14.7)	(23.5)
Orders, organic (1)	$511.4	$572.2	$557.6	$674.7	$2,316.0
% change from prior year	(24.4)%	(15.2)%	(14.4)%	26.0%	(8.8)%

	Three Months Ended				Twelve Months Ended
	August 31, 2019	November 30, 2019	February 29, 2020	May 30, 2020	May 30, 2020
Orders, as reported	$676.7	$674.9	$651.7	$535.3	$2,538.6

(1) The sum of the quarters does not equal the annual balances reflect in the most recently issues Consolidated Statements of Comprehensive Income due to rounding associated with the calculation on an individual quarter basis.